UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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TELULAR CORPORATION

(Name of Registrant as Specified In Its Charter)

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TELULAR CORPORATION
311 SOUTH WACKER DRIVE, SUITE 4300
CHICAGO, IL 60606
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 3, 2009
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Telular Corporation, a Delaware corporation (the Company), will be held on Tuesday, February 3, 2009, at 8:30 a.m. local time, at the Renaissance Waverly Hotel, located at 2450 Galleria Parkway Atlanta, Georgia 30339, for the purpose of considering and acting upon the following matters:
1.	Election of seven directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

2.	Such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.
The matters set forth above are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders.
The Board of Directors has fixed the close of business on December 8, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment thereof. A list of such shareholders will be available for inspection at the Company’s headquarters located at 311 South Wacker Drive, Suite 4300, Chicago, IL 60606 during ordinary business hours for the ten-day period prior to the Annual Meeting of Shareholders.

By Order of the Board of Directors
/s/ John E. Berndt
Chairman of the Board

Chicago, Illinois
December 23, 2008
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO VOTING BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

TELULAR CORPORATION
PROXY STATEMENT FOR 2009
ANNUAL MEETING OF SHAREHOLDERS
The enclosed proxy is solicited by the Board of Directors of Telular Corporation, a Delaware corporation (the Company), for use at the Company’s Annual Meeting of Shareholders to be held on Tuesday, February 3, 2009, at 8:30 a.m. local time (the Annual Meeting), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the Notice). The enclosed proxy, Proxy Statement and Notice will be made available to shareholders on or about December 22, 2008. The Annual Meeting will be held at the Renaissance Waverly Hotel, located at 2450 Galleria Parkway, Atlanta, Georgia 30339. The Company’s principal executive offices are located at 311 South Wacker Drive, Suite 4300, Chicago, Illinois 60606. The Company’s telephone number at that address is (312) 379-8397.
The Company will send the enclosed white proxy card, Proxy Statement, and the Annual Report filed with the SEC on Form 10-K (“proxy materials”) to Telular stockholders on or about December 29, 2008. Stockholders of record will have the ability to vote electronically and view all proxy materials online at the www.proxyvote.com website. A consent form will also be included in the mailing for any shareholders of record who wish to elect to receive all materials over the Internet next year.
Voting Rights and Solicitation of Proxies
The Company’s Common Stock is the only class of security entitled to vote at the Annual Meeting. As of the close of business on December 8, 2008, 18,466,876 shares of the Company’s Common Stock were issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held of record by such shareholder as of the close of business on December 8, 2008. Consequently, only shareholders of record at the close of business on December 8, 2008, are entitled to notice of, and to vote at, the Annual Meeting. All shares represented by valid proxies that are received prior to the Annual Meeting and are not subsequently revoked will be voted, and voted in accordance with the directions specified in the proxy. See Votes Required for a description of the treatment of proxies in which no directions are specified. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Revocability of Proxies
Any shareholder who has executed and returned a proxy may revoke it at any time before the proxy is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company’s principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Quorum
The Company’s bylaws provide that the holders of fifty percent (50%) of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.
Votes Required
Proposal 1: Election of Directors — Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. In the event no directions are specified, valid proxies that are not revoked will be voted FOR the nominees identified in this Proxy Statement. Should any nominee identified in this Proxy Statement decline or prove unable to serve as a director at the time of the Annual Meeting, valid proxies voted FOR the nominee and that are not revoked will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Each of the nominees identified in this Proxy Statement has consented to being named in this Proxy Statement and to serve if elected. To the knowledge of the Company’s Board of Directors, as of the date of this Proxy Statement, no nominee intends to decline service as a director or will prove unable to serve as a director. The Board of Directors recommends that shareholders vote FOR the election of each director.
All other matters — All other matters require for approval the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions will be counted as votes against approval. Broker non-votes will be counted as neither votes for nor votes against approval.
Solicitation
The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the Notice of Internet Availability, the proxy and any additional soliciting material furnished to shareholders. Soliciting material will be furnished to brokerage houses, fiduciaries, and custodians for forwarding to beneficial owners. The Company may reimburse such persons for their costs in forwarding the soliciting material. Directors, officers, employees or agents of the Company may supplement the original solicitation of proxies by mail through solicitation by telephone or other means. No additional compensation will be paid to these individuals for any such services. The Company will also employ a proxy solicitation service for a fee.
The Company has received a notice from a stockholder seeking to nominate himself and another person for election to the Board of Directors at the Annual Meeting. See “Other Matters” on page 18 of this Proxy Statement. You may receive proxy materials from this stockholder that solicit your proxy and ask you to support its director nominations to the Board of Directors. The Board of Directors has not endorsed the stockholder director nominations. As a result, the Company urges stockholders NOT to sign or return any proxy card that you receive from this stockholder.

PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s Board of Directors will consist of seven directors to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. All nominees are currently members of the Company’s Board of Directors as of the meeting date.
The nominees, and certain information about them as of December 8, 2008, are set forth below.
John E. Berndt, Chairman of the Board, age 68, has served as a director of the Company since December 1996. Mr. Berndt served as interim President and CEO of the Company during the period February 21, 2005 to July 31, 2005. Mr. Berndt retired from Sprint Corporation on September 30, 2000. From 1998 to September 2000, Mr. Berndt was President of Sprint International, an operating unit of Sprint Corporation. From 1997 to 1998, Mr. Berndt was President of Fluor Daniel Telecom, an operating company of the Fluor Corporation. Mr. Berndt was President of AT&T New Business Development/Multimedia Ventures from 1993 until the spin-off of Lucent Technologies from AT&T occurred in 1996. Mr. Berndt was employed by AT&T beginning in 1963. Mr. Berndt is a trustee of the Thunderbird School of Global Management and a director of the University of Wisconsin Foundation.
Lawrence S. Barker, age 56, has served as a director of the Company since November 2004. Mr. Barker is President and CEO of Aptela Corporation. From July 2006 until January 2007, Mr. Barker was President and CEO of Argent Networks Limited. Prior to that, Mr. Barker was President and CEO of Visual Networks, Inc. from 2003 to 2006. From 1997 to 2003, Mr. Barker was President, Software Systems Division for ADC Telecommunications. From 1996 to 1997, Mr. Barker was President for Stanford Associates Inc. From 1994 to 1996, Mr. Barker was President and CEO, Intelicom Division of Computer Sciences Corporation. Prior to that, Mr. Barker held a variety of positions with Computer Sciences Corporation and for other companies in the telecommunications industry. Mr. Barker is also a director of Interlink Electronics Corporation.
Joseph A. Beatty, age 45, has served as President and CEO of the Company since January 1, 2008. Prior to that, he was Executive Vice President since April 2007 and Chief Financial Officer and Secretary since May 2007. From June 2003 until June 2006 he was President and Chief Executive Officer of Concourse Communications Group, a privately-held developer and operator of distributed antenna systems and airport Wi-Fi networks. From March 2001 until May 2003, Mr. Beatty worked with Cardinal Growth L.P. on various acquisition projects and also acted as an Interim CFO for Novaxess B.V. From November 1996 until February 2001, Mr. Beatty was a co-founder and the CFO of Focal Communications Corporation, a competitive local exchange carrier. Earlier in his career, Mr. Beatty was a securities analyst and also held numerous technical management positions for a local exchange carrier.
Betsy Bernard, age 53, has served as director of the Company since July 30, 2007. Ms. Bernard retired from AT&T Corporation in 2004 and since then has served on the boards of URS, UTC, and is currently serving on the board of Principal Financial Group and BearingPoint. From October 2002 to January 2004, Ms. Bernard served as the President of AT&T Corporation. From April 2001 to October 2002, Ms. Bernard led the 12,000 employees of AT&T Consumer. Prior to joining AT&T, Ms. Bernard held senior executive positions with Qwest Communications, US WEST and Avirnex Communications Group.
Brian J. Clucas, age 50, has served as director since October 2003. Mr. Clucas is Vice President, Audit Services for Illinois Tool Works Inc., a position he has held since 2002. From 1994 to 2002, Mr. Clucas was an Audit & Business Advisory Partner for Arthur Andersen LLP. Prior to that, Mr. Clucas held a variety of positions with Arthur Andersen LLP for the preceding 14 years.
Larry J. Ford, age 67, has served as a director of the Company since March 1994. Mr. Ford retired from ADC Telecommunications Inc. in July 2002. From October 1999 to July 2002, Mr. Ford was Senior Vice President and President of ADC’s Integrated Solutions Group. Mr. Ford was previously President and Chief Executive Officer of Information Advantage from April 1995 to August 1999. Prior to that time, Mr. Ford was employed by Systems Software Associates, Inc. as a Vice-Chairman from November 1994 to March 1995, and as the Chairman, Chief Executive Officer and President from August 1991 to October 1994. Prior to his service with Systems Software Associates, Inc., Mr. Ford worked for IBM for 28 years, his most recent position being Vice President of Information and Telecommunications Systems.

M. Brian McCarthy, age 56, has served as a director since July 30, 2007. He is presently the CEO of Trax Technologies, Inc. From March 2006 to July 2008, Mr. McCarthy was Executive Chairman of 180 Connect Inc. Before that, he served as Executive Vice President of Technology and Business Strategy at General Electric and as President Enterprise Systems Division of GE. Mr. McCarthy also served as Chief Executive Officer, Americas at Interlogix until the company was acquired by General Electric in 2002. Prior to Interlogix, Mr. McCarthy was Senior Executive Vice President for ADT Security Systems, the world leader in commercial and residential security monitoring, where for over 15 years he held progressively senior positions including Senior Vice President of Marketing and Chief Strategy Officer. Mr. McCarthy is also a director of Trax Tech and uControl.
There are no family relationships among any officers and directors of the Company.
Board Committees and Meetings
The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee.
Audit Committee
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities concerning the Company’s financial reporting process and system of internal controls. It also facilitates communication among the Audit Committee, the Board of Directors, the outside auditors and Company management. The Board of Directors certifies that it has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy as Appendix B, and that the Audit Committee has reviewed and reassessed the adequacy of the charter on an annual basis. The charter outlines the various duties and responsibilities of the Audit Committee and is available on the Company’s website at www.telular.com. The Audit Committee currently consists of Mr. Clucas, Committee Chairman, Mr. Barker and Mr. McCarthy, each of whom qualifies as an independent director, as that term is used in Exchange Act Rule 10A-3(b)(1) and Rule 4200(a) of the NASDAQ listing standards. The Audit Committee met five times during the fiscal year ended September 30, 2008. The Board of Directors has determined that the Company has at least one financial expert (Mr. Clucas), as defined by Item 407(d)(5) of Regulation S-K, serving on its Audit Committee. The Company certifies that it has, and will continue to have, at least one Audit Committee member who has past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background that evidences financial sophistication. Effective November 4, 2008, Mr. Berndt, who is also qualifies as an independent director, was added to the Audit Committee.
Compensation Committee
The Compensation Committee is responsible for establishing the compensation policy and specific compensation plans for the executive officers and directors of the Company. This responsibility includes establishing performance targets and assessing the achievement of targets for incentive compensation. The Board of Directors certifies that it has adopted a written charter for the Compensation Committee, a copy of which is attached to this Proxy as Appendix C, and that the Compensation Committee has reviewed and assessed the adequacy of the charter. The charter is available on the Company’s website at www.telular.com. The Compensation Committee utilizes compensation survey data from outside sources to determine appropriate compensation for Company executives. Management plays no role in the decision making process for CEO compensation. The CEO does provide recommendations to the Compensation Committee regarding the compensation of other executive officers. With respect to employees other than executive officers, the Compensation Committee reviews and approves management recommendations concerning employee stock options and bonuses. The Committee has delegated to management, the authority to grant up to 10,000 options to new employees, subject to notification of such grants at the next Compensation Committee meeting. The Compensation Committee currently consists of Mr. Ford, Committee Chairman, Ms. Bernard and Mr. McCarthy; each of whom is an independent director as defined in Rule 4200(a) of the NASDAQ listing standards. The Compensation Committee met five times during the fiscal year ended September 30, 2008.

Nominating and Governance Committee
The Nominating and Governance Committee sources and recommends qualified individuals to become board members of the Company when vacancies occur or if additional board expertise is required. In addition, the Nominating and Governance Committee oversees the major policies of the Company and evaluates the effectiveness of Director and Board performance. The Board of Directors certifies that it has adopted a written charter for the Nominating and Governance Committee, a copy of which is attached to this Proxy as Appendix D, and that the Nominating and Governance Committee has reviewed and assessed the adequacy of the charter. The charter is available on the Company’s website at www.telular.com. In assessing potential director nominees, the committee will consider individuals who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees and board members, in collectively serving the long-term interests of the stockholders. The Nominating and Governance Committee also will consider any potential conflicts of interest. All director nominees must possess a reputation for the highest personal and professional ethics, integrity and values. In addition, nominees must also be willing to devote sufficient time and effort in carrying out their duties and responsibilities effectively and should be committed to serving on the board for an extended period of time. The Nominating and Governance Committee evaluates director nominees on the same basis as shareholder nominees. The Nominating and Governance Committee recommends nominees to the board of directors each year for election as director at the annual meeting of stockholders. The members of the Nominating and Governance Committee are Mr. Barker, Committee Chairman, Ms. Bernard, Mr. Clucas and Mr. Ford. Each of the members of the Nominating and Governance Committee is as an independent director as that term is used in Rule 4200(a) of the NASDAQ listing standards. The Nominating and Governance Committee met three times during the fiscal year ended September 30, 2008.
Shareholder Nominations to the Board of Directors
The Nominating and Governance Committee will consider persons recommended by shareholders in selecting nominees for election to the Board of Directors. Shareholders who wish to suggest qualified candidates should write to: Telular Corporation, 311 S. Wacker Drive, Suite 4300, Chicago, IL 60606, Attention: Larry Barker, Nominating and Governance Committee Chairman. All recommendations should state in detail the qualification of such persons for consideration by the independent directors and should be accompanied by an indication of the person’s willingness to serve.
Board Meetings and Attendance
During the fiscal year ended September 30, 2008, the Board of Directors held 14 meetings. Each incumbent member of the Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period during which he was a director, and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the period that he was a committee member. Each member of the Board of Directors attended last year’s Annual Meeting of Shareholders. Company policy requires all of the current directors to make a best effort to attend the next Annual Meeting of Shareholders on February 3, 2009.
Shareholder Communications to the Board
The Company has a process in place to immediately forward all communications addressed to its Board of Directors and received by the Company to its Chairman (currently Mr. Berndt), who then distributes such communications to the other directors. Shareholders who wish to communicate with the board may do so by mailing communications to Telular Corporation, 311 S. Wacker Drive, Suite 4300, Chicago, IL 60606, Attn: Mr. John E. Berndt.
Director Independence
The Board of Directors has determined that during fiscal year 2008, Mr. Barker, Ms. Bernard, Mr. Clucas, Mr. Ford, and Mr. McCarthy were independent as defined in Rule 4200(a) of the NASDAQ listing standards (each, an “Independent Director”). Furthermore, Mr. Clucas, Mr. Barker, and Mr. McCarthy were determined to be independent as defined in Exchange Act Rule 10A-3(b)(1), in relation to their service on the Audit Committee.
Mr. Berndt is a non-employee director but for a majority of fiscal year 2008, was not an Independent Director due to his service as interim President and CEO from February 2005 to July 2005. Under NASDAQ regulations, Mr. Berndt qualified as an Independent Director on July 31, 2008 (three years after his last day as interim President and Chief Executive Officer).
Mr. Beatty is an employee of the Company and is therefore, not an Independent Director.

Director Compensation
Non-employee directors of the Company were compensated during fiscal 2008 for their service in the form of an annual cash retainer fee ($15,000), cash meeting fees ($500, if participating by teleconferencing, and $1,000, if participating in person), an annual restricted stock grant ($5,000 - $15,000 in value, depending upon chairperson roles, if any) and an annual stock option grant ($30,000 in value, computed using Black-Scholes modeling). For fiscal year 2009, the entire equity component of director compensation was made in the form of restricted stock units rather than a combination of restricted stock and stock options, though the total value of the equity compensation remained the same.
All directors are reimbursed for reasonable expenses incurred related to their service.
Directors of the Company who are employees of the Company receive no compensation for serving on the Board of Directors. Mr. Boyle was a director and employee of the Company during 2008 and Mr. Beatty is a director and employee of the Company as of the meeting date and therefore, neither received, nor will receive additional compensation for his service as a director.
The following table and footnotes provide information regarding the compensation paid to the non-employee members of the Board of Directors in fiscal year 2008.

	Annual
	Retainer	Meeting	Stock	Option
	Fee	Fees	Awards (1)	Awards (1)	Total
Name	($)	($)	($)	($)	($)

John E. Berndt	$15,000	$8,000	$14,998	$29,988	$67,986

Larry J. Ford	$15,000	$16,000	$11,000	$29,988	$71,988

Brian J. Clucas	$15,000	$16,500	$10,000	$29,988	$71,488

Lawrence S. Barker	$15,000	$14,500	$6,000	$29,988	$65,488

Betsy J. Bernard	$15,000	$16,000	$5,000	$29,988	$65,988

M. Brian McCarthy	$15,000	$16,500	$5,000	$29,988	$66,488

(1)
The value shown reflects the dollar amount recognized in fiscal 2008 for financial reporting purposes utilizing the fair value determined under Financial Accounting Standard 123(R). The assumptions used in calculating these amounts are discussed in Notes 2 and 13 to our financial statements for the year ended September 30, 2008, filed with our Annual Report on Form 10-K. As of September 30, 2008, the following stock and option awards were outstanding:

	Stock	Option
Mr. Berndt	9,821	126,776
Mr. Ford	6,801	101,178
Mr. Clucas	6,548	76,178
Mr. Barker	3,527	65,578
Ms. Bernard	1,471	28,710
Mr. McCarthy	1,471	28,710

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of December 8, 2008 with respect to ownership of the Company’s Common Stock as of December 8, 2008, (i) by each person who is known by the Company to own beneficially more than 5% of the shares of the Company’s Common Stock outstanding as of December 8, 2008, (ii) by each director of the Company, (iii) by each individual serving as the Company’s chief executive officer, or in a similar capacity, during the fiscal year ended September 30, 2008 (the CEO), (iv) by each of the Company’s four most highly compensated executive officers who served as executive officers of the Company during the fiscal year ended September 30, 2008 (together with the CEO, the Named Executive Officers), and (v) by all directors of the Company and Named Executive Officers as a group. Unless indicated otherwise, the table includes all of the shares of Common Stock that the persons identified may acquire within 60 days of December 8, 2008. Common Stock is the Company’s only outstanding class of equity security.

	Number of	Number of	Number of
	Shares	Shares	Shares		Total Shares
	Beneficially	Underlying	Underlying		Beneficially
Name of Beneficial Owner	Owned	Options	Warrants		Owned	Percent

5% Stockholders
Bonanza Master Fund Ltd.	905,717	—	1,124,678	(4)	2,030,395	9.99%
300 Cresent Ct., Ste. 1740
Dallas, TX 75201

Walker Smith Capital Management, L.P.	—	—	1,224,992		1,224,992	6.03%
300 Cresent Ct., Ste. 1111
Dallas, TX 75201

Directors and Named Executive Officers
John E. Berndt (1)	59,821	126,776	—		186,597	*
Larry J. Ford (1)	17,108	101,178	—		118,286	*
Brian J. Clucas (1)	4,648	76,178	—		80,826	*
Lawrence S. Baker (1)	4,527	65,578	—		70,105	*
Betsy J. Bernard (1)	15,071	28,710	—		43,781	*
M. Brian McCarthy (1)	1,471	28,710	—		30,181	*
Joseph A. Beatty (1) (2)	100,000	134,442	—		234,442	1.2%
Jonathan M. Charak (2) (3)	15,000	—	—		15,000	*
George S. Brody (2)	25,000	54,166	—		79,166	*
Robert L. Deering (2)	25,000	16,666	—		41,666	*

All Directors and Named Executive Officers as a group (10 Persons)	267,646	632,404	—		900,050	4.43%

*	Less than one percent

(1)	The individual is a director of the Company.

(2)	The individual is a Named Executive Officer of the Company.

(3)	This Named Executive Officer’s employment with the Company began on March 17, 2008

(4)
Bonanza Master Funds holds warrants that are convertible into the Company’s common stock. If fully converted, Bonanza Master Fund would own up to 10.6% of the Company’s common stock. However, pusuant to the terms of the November 12, 2007 Amendment to Warrants, Bonanza Master Fund may not exercise warrants if such warrants would result in it owning 10% or more of the Company’s common stock. Therefore, the number shown as underlying warrants is limited to the amount required to achieve a 9.99% maximum ownership.

Compensation Discussion and Analysis
The objectives of Telular’s compensation program for its executive officers are:
•	To offer compensation that attracts and retains high-caliber executives.
•	To provide near-term, cash incentives so that executives are mindful of attaining near-term objectives.
•	To provide long-term, equity-linked incentives so that strategic decisions are made that position the Company for long-term growth; evidenced by an increase in shareholder value over time.
The compensation program is designed to reward:
•	Delivery of shareholder total return over the intermediate and long-term.
•	The achievement of annual financial performance measures.
•	Effective leadership of the employee team
•	Accomplishment of near-term goals which represent milestones toward implementation of the Company’s long-term strategy.
Compensation Program Elements
Base Salary
A competitive base salary is necessary to attract highly competent executives to Telular. The Company seeks to offer a base salary that is competitive with similarly situated, public companies. In determining an appropriate salary for its CEO for fiscal year 2008, the Company utilized compensation survey data from Culpepper and Associates for public companies with annual revenue of $60 – $200 million. Based on Telular’s annual revenue, the Company targeted a base salary near the 25th percentile ($345,000) of Culpepper survey data. In addition, the Company examined CEO salary data from the American Electronics Association (AeA) for companies with annual revenue of $50 – $250 million. Since the AeA data includes both public and privately-held companies, the Company targeted a base salary in the 50-75th percentile ($310,000-$360,000), as it believes the survey understates the compensation requirements for public company executives.
Non-Equity Incentive Compensation
The Company believes cash incentive compensation is an appropriate motivator for executives to reach near-term goals. While Telular’s primary goal is to create strong total return for shareholders over the long-term, the Company believes it is also necessary to provide executives an incentive to reach measurable, fundamental milestones along the way. The Company utilizes the same compensation surveys described above in Base Salary to determine the target, incentive compensation for its CEO (expressed as a percentage of base salary). In the Culpeper survey, the mean, target bonus was 53% of base pay and in the AeA survey; the mean, target bonus was 47% of base pay. Consequently, the Company established the CEO’s target at 50% of base salary.
Annual Bonus Plan — All executives and other employees participate in an Annual Bonus Plan which rewards participants for the achievements of near-term goals achieved both by the Company and each employee individually.
For the portion of the plan related to the achievement of Company goals, this plan measures actual income from continuing operations vs. a budgeted target at the beginning of the fiscal year (“Company Performance”). This portion of the plan has a minimum payout threshold of 80% of the targeted amount and an accelerated percentage payout if actual amounts exceed 120% of targeted amounts. Furthermore, the total incremental bonus pool for achievement above 100% of target is limited to 50% of the net income from continuing operations in excess of the target.
For the portion of the plan related to the achievement of individual goals, the target payout will result from an annual employee review, which is written by the employee’s supervisor and evaluates the employee’s individual performance (“Individual Performance”). All employees will receive a written review after the conclusion of the fiscal year and that evaluation will determine what, if any, payment will be made under the Annual Bonus Plan as well as determining what, if any, increase will be made in the employee’s base salary. The Board of Directors will perform the written evaluation of the CEO.

For employees, 50% of the target payout will be determined by Company Performance and 50% will be determined by Individual Performance. For executives, 75% of the target payout will be determined by Company Performance and 25% by Individual Performance. The Board determined that executives should have an even greater focus on Company Performance than other employees, as that is a critical factor in increasing long-term shareholder value.
Changes to the Annual Bonus Plan for Fiscal 2009
For executives only, the Annual Bonus Plan was amended for fiscal year 2009 such that 90% of the total target payout will be determined by Company Performance while 10% will be determined by Individual Performance. Additionally, the total Company Performance will be divided into two components, with 75% of the total related to income from continuing operations vs. a budgeted target, and 25% related to total revenues vs. a budgeted target. Finally, the minimum payout threshold for executives on the Company Performance portion of the Annual Bonus Plan has increased from 80% to 90%. For all non-executive employees, the Annual Bonus Plan as originally described has not changed. These changes are reflective of the Board’s increasing focus on maximizing Company Performance and incenting executives into achieving these goals.
Equity Incentive Compensation
Long-term incentives are provided to executives and employees through the Company’s Employee Stock Incentive Plan. The Board strongly believes that equity incentives are the key tool used in the executive compensation program since such incentives provide the CEO and senior executive team with the potential to build wealth over time through increases in shareholder total return (via stock price increases). It provides the strongest alignment between shareholder interests and management’s performance and behavior.
The Employee Stock Incentive Plan is administered by the Compensation Committee, which is authorized to award equity-based incentives, including stock options, to employees. The Compensation Committee has considered awarding various types of equity-based or equity-linked incentives under the plan. After considering the numerous variations available under the plan, the Compensation Committee and the Board of Directors continue to believe that stock options provide the best incentive to executives. From a shareholder perspective, options represent an economic transfer from shareholders to executives only if there is an increase in stock price. This is in contrast to full-value, restricted stock awards which convey economic value to executives regardless of improvement in stock price. From the executive’s perspective, options are, in large part, tax-equivalent to restricted shares (e.g., ordinary income tax treatment on appreciation) with the added flexibility of deferring tax until the option is exercised as compared with incurring tax liability with restricted stock immediately upon a lapse of restriction. While full-value, restricted stock awards are gaining in popularity, the Board believes it is still appropriate to utilize options as the primary equity incentive to its executive and employee team.
The Compensation Committee utilizes market comparables to determine how much equity incentive is appropriate for its top executives. The Committee examined other public companies of similar size in the technical and electronics market space and headquartered in the Midwest to determine the appropriate percentage of fully diluted equity that should be provided to its CEO and CFO under the plan. Companies reviewed included: Nanophase, Technology Solutions Corp., Neutral Tandem, PC Tel, Vasco Data Security, and Innerworkings. Based on these comparables, the Compensation Committee and the Board believe that equity incentives for the CEO of Telular should be in the range of 2.0-3.0% of fully diluted equity and equity incentives for the CFO should be in the range of 0.6-1.0% of fully diluted equity, depending upon the experience of the executive. Equity grants within these ranges are provided immediately upon hire or promotion to ensure that the executive has a full incentive in place should an opportunity for corporate development activity occur that the executive might otherwise seek to defer in order to await receipt of future equity incentives from the Company. Nevertheless, as portions of the initial equity grants vest over time, the Board seeks to replace those vested portions with new grants of similar amount to ensure that the executive always has a substantial, unvested equity incentive in place. Key terms of the option grants are market-based using the same comparables noted above and include: a vesting period of three years and accelerated vesting upon a change in control.

Employment Contracts
Except for Mr. Beatty, none of the current Named Executive Officers had entered into a written employment agreement with the Company as of the end of fiscal 2008.
Effective December 14, 2007, the Company entered into an employment agreement with Mr. Beatty, pursuant to which Mr. Beatty agreed to serve as Director, President and Chief Executive Officer of the Company. Under the employment agreement, Mr. Beatty’s term of employment is to continue until terminated by either the Company or Mr. Beatty with at least 60 days prior notice. The agreement entitles Mr. Beatty to receive an annual base salary of $300,000. Mr. Beatty also is eligible under the agreement to receive a bonus of $150,000 under the Annual Bonus Plan. Payment of the bonus is dependent upon the Company Performance goals as previously outlined, as well as his Individual Performance, which is determined through his written evaluation completed by the Board of Directors. Mr. Beatty also received a stock option award of 200,000 stock options issued at an exercise price of $6.62 that vest ratably over three years and will accelerate in vesting upon a change in control. If Mr. Beatty’s employment is terminated by the Company other than for cause, as defined in the employment agreement, Mr. Beatty would be entitled to receive upon termination a lump-sum severance payment in an amount equal to his annual base salary.
On November 1, 2007, Michael J. Boyle, the Company’s former President and CEO, announced his retirement and on December 4, 2007, his employment agreement was amended again to ensure his continued service until a successor could be named. Key aspects of this amendment include: an increase in base salary to $375,000; an increase in target annual incentive bonus to $200,000; the right to a pro-rated, bonus plan payment; accelerated vesting of certain unvested options; and payment of health insurance premiums for one-year.
Jonathan M. Charak, the Company’s Senior Vice President and Chief Financial Officer, has a severance agreement with the Company. The severance agreement entitles Mr. Charak to a severance payment of six months salary at the time of termination in the event of termination other than for cause.
Mr. Brody has a severance agreement with the Company. The severance agreement entitles Mr. Brody to a severance payment of six months salary at the time of termination in the event of a change in control and a subsequent termination other than for cause.
Certain Transactions
Discretionary Option Award – The Compensation Committee awarded a discretionary stock option award of 40,000 options to George Brody, Senior Vice President on February 5, 2008, as a result of the substantial growth in revenue and operating profit of the Telguard business unit during fiscal 2007. This award had a value of approximately $86,000 as determined under Financial Accounting Standard 123(R). Since the senior management team did not earn a payout under the Annual Bonus Plan, the Committee felt that it was appropriate for Mr. Brody to receive a bonus given the very productive year of the Telguard unit under his leadership.

Report of the Compensation Committee
The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2008 Annual Report on Form 10-K.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Larry J. Ford, Committee Chairman
Betsy J. Bernard
M. Brian McCarthy

EXECUTIVE COMPENSATION
The following tables, footnotes and narratives provide information regarding the compensation, benefits and equity holdings in the Company for the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s next two most highly compensated executive officers (collectively the “Named Executive Officers”).
Summary Compensation Table
The following table and footnotes provide information regarding the compensation of the Named Executive Officers during fiscal year 2008.

				Non-Equity
				Incentive
			Option	Plan	All Other
	Fiscal	Salary	Awards (1)	Compensation (2)	Compensation (3)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Michael J. Boyle (4)	2008	$147,308	$—	$24,625	$10,866	$182,799
President, Chief Executive Officer and Director	2007	$357,539	$—	$29,750	$2,404	$389,693

Joseph A. Beatty (5)	2008	$275,423	$785,472	$19,700	$3,954	$1,084,549
President, Chief Executive Officer	2007	$100,962	$400,347	$—	$644	$501,953
and Director

Jonathan M. Charak (6)	2008	$98,654	$200,860	$—	$—	$299,514
Senior Vice President, Chief Chief Financial and Secretary

George S. Brody	2008	$224,327	$196,973	$34,700	$—	$456,000
Senior Vice President	2007	$198,211	$—	$25,500		$223,711

Robert L. Deering	2008	$129,808	$44,218	$6,750	$—	$180,776
Controller, Treasurer and Chief	2007	$123,108	$—	$8,325	$—	$131,433
Accounting Officer

(1)
The values shown reflect the dollar amount for stock options awarded to the named executive utilizing the fair value determined under Financial Accounting Standard 123(R). The assumptions used in calculating these amounts are discussed in Notes 2 and 13 to our financial statements for the year ended September 30, 2008, filed with our Annual Report on Form 10-K. Details of Option Awards are as follows:

		Type	Number of Options	Value
Joseph A. Beatty	2008	Annual	20,000	$61,713
	2008	New Appointment	200,000	$723,759
	2007	New Hire	200,000	$400,347

Jonathan M. Charak	2008	New Hire	120,000	$200,860

George S. Brody	2008	Annual	25,000	$110,545
	2008	Discretionary	40,000	$86,428

Robert L. Deering	2008	Annual	10,000	$44,218

(2)	The amounts shown reflect payments under the fiscal years 2007 and 2008 Performance Incentive Plan (PIP).

(3)	Detail of All Other Compensation can be found in the following table.

(4)	Michael J. Boyle terminated his employment with the Company on January 1, 2008.

(5)	Joseph A. Beatty became President, Chief Executive Officer and interim Director on January 1, 2008 .

(6)	Jonathan M. Charak became Senior Vice President, Chief Financial Officer and Secretary on March 17, 2008.

The following table provides supplemental information regarding All Other Compensation earned by executives in fiscal 2008.

		Medical		Transportation
		Benefits		Benefits		Total
Name and Principal Position	Year	($)		($)		($)

Michael J. Boyle (3)	2008	$9,900	(1)	$966	(2)	$10,866
President, Chief Executive Officer and Director

Joseph A. Beatty	2008	$—		$3,954	(2)	$3,954
President, Chief Executive Officer and Director

(1)	Medical benefits were provided to Michael J. Boyle as stipulated in his Second Amended and Restated Employment Agreement dated December 4, 2007 filed on Form 8-K dated December 6, 2007.

(2)	Amounts are parking expense paid directly by the Company on behalf of the named executive.

(3)	Michael J. Boyle terminated his employement with the Company on January 1, 2008.

Grants of Plan-Based Awards Table
The following table and footnotes provide information regarding grants of plan-based awards made to the Company’s Named Executive Officers during fiscal year 2008.
Grants of Plan-Based Awards for Fiscal Year Ended September 30, 2008

			Estimated	All Other
			Future	Option
			Payouts Under	Awards:		Exercise
	Non-Equity		Non-Equity	Number of		or Base
	and Equity		Incentive	Securities		Price of
	Incentive		Plan	Underlying		Option
	Plan Names	Grant	Awards	Options		Awards
Name	(1) (2)	Date	($)	(#)		($/Sh)

Joseph A. Beatty	EIP	10/1/2007	$140,373			$—
	Annual	10/30/2007	$—	20,000		$7.99
	New Appointment	12/14/2007	$—	200,000	(3)	$6.62

Jonathan M. Charak	New Hire	3/17/2008	$—	120,000	(4)	$3.06
	EIP	3/17/2008	$41,400	—		$—

George S. Brody	EIP	10/1/2007	$111,300			$—
	Annual	10/30/2007	$—	25,000		$7.99
	Discretionary	2/5/2008	$—	40,000	(5)	$3.95

Robert L. Deering	EIP	10/1/2007	$42,010	—		$—
	Annual	10/30/2007	$—	10,000		$7.99

(1)	EIP refers to the Telular Employee Incentive Plan offered to all employees including named executive officers effective for fiscal year 2008.

(2)	Annual refers to the Telular Equity Incentive Compensation Plan in effect in fiscal 2008 for selected employees including all officers of the Company.

(3)	New appointment grant of stock options to Mr. Beatty in connection with his appointment as President and Chief Executive officer on December 17, 2007, effective January 1, 2008.

(4)	New hire grant of stock option to Mr. Charak in connection with his appoinment as Senior Vice President, Chief Financial Officer and Secretary on March 17, 2008.

(5)	Mr. Brody was granted a discretionary stock option award of 40,000 options under the Equity Incentive Compensation Plan.

Outstanding Equity at Fiscal Year-End Table
The following table and footnotes provide information regarding unexercised stock options and stock that has not yet vested as of the end of fiscal year 2008.
Outstanding Equity Awards at Fiscal Year End September 30, 2008

	Option Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised	Option	Option
	Options		Options	Exercise	Expira-
	(#)		(#)	Price	tion
Name	Exercisable		Unexercisable	($)	Date

Joseph A. Beatty	66,666	(1)	133,334	$3.50	4/2/2013
	—		20,000	$7.99	10/30/2013
	44,444	(2)	155,556	$6.62	12/14/2013

Jonathan M. Charak	—		120,000	$3.06	3/17/2014

George S. Brody	20,000	(3)	—	$4.39	6/23/2009
	5,000	(4)	—	$5.55	9/8/2010
	5,000	(5)	2,500	$3.52	10/24/2011
	13,333	(6)	6,667	$2.09	7/12/2012
	—		25,000	$7.99	10/30/2013
	—		40,000	$3.95	2/5/2014

Robert L. Deering	6,666	(7)	3,334	$3.52	10/24/2011
	3,333	(8)	1,667	$2.09	7/21/2012
	—		10,000	$7.99	10/30/2013

(1)	66,666 options vested on 4/2/2008.

(2)	44,444 options vested ratably over the period 2/1/2008 through 9/1/2008.

(3)	6,666 options vested on 6/23/2004 and 6,667 options vested on 6/23/2005 and 6/23/2006.

(4)	1,666 options vested on 9/8/2005 and 1,667 options vested on 9/8/2006 and 9/8/2007.

(5)	2,500 options vested on 10/24/2006 and 2,500 options vested on 10/25/2007.

(6)	6,666 options vested on 7/21/2007 and 6,667 options vested on 7/21/2008.

(7)	3,333 options vested on 10/24/2006 and 3,333 option vested on 10/24/2007.

(8)	1,666 option vested on 7/21/2007 and 1,667 options vested on 7/21/2008.

Option Exercises and Stock Vested Table
The following table and footnotes provide information regarding stock option exercises and stock vesting during fiscal year 2008 for the Named Executive Officers.
Option Exercises and Stock Vested at Fiscal Year End September 30, 2008

	Number
	of Shares		Value
	Acquired on		Realized on
	Exercise		Exercise (2)
Name	(#)		($)

Michael J. Boyle (3)	175,000	(1)	$327,277
Michael J. Boyle (3)	33,333	(4)	$36,666

(1)	The shares acquired were sold the same day the options were exercised.

(2)	The value represents the difference between the exercise price of the stock option and the price of the Company’s common stock at the time of the sale.

(3)	Michael J. Boyle terminated his employment with the Company on January 1, 2008

(4)	The shares acquired were held by the named executive.
Payments Upon Termination or Change in Control
For a voluntary termination of employment, or a termination due to death or disability, the termination benefits provided do not discriminate in scope, terms or operation in favor of the Company’s Named Executive Officers as compared to the benefits offered to all salaried employees. The following describes the potential payments to the Company’s Named Executive Officers upon various involuntary employment termination scenarios or upon a change of control in the Company. The amounts shown for stock options represent the in-the-money value of all unexercised stock options that would immediately become exercisable upon a change in control, based on the Company’s closing stock price on September 30, 2008 of $2.41, assuming the change in control occurred on September 30, 2008.

		Termination,
		Disability or
		Termination for	Termination	Change in
Name		Cause	not for Cause	Control

Joseph A. Beatty	Severance	$—	$300,000	$—
	Stock Options	$—	$—	$—

Jonathan M. Charak	Severance	$—	$95,000	$—
	Stock Options	$—	$—	$—

George S. Brody	Severance	$—	$—	$112,500
	Stock Options	$—	$—	$1,067

Robert L. Deering	Severance	$—	$—	$—
	Stock Options	$—	$—	$267

(1)	Mr. Brody only receives this benefit if he is terminated without cause subsequent to a change in control.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2008 and discussed the audited financial statements with the Company’s management and Ernst & Young LLP, the Company’s independent auditors. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, as currently in effect, has discussed with representatives of Ernst & Young LLP the independence of Ernst & Young LLP and has considered the compatibility of non-audit services with the auditors’ independence. Based on the review and discussions described above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2008 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Brian J. Clucas, Committee Chairman
Larry S. Barker
M. Brian McCarthy
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee are Mr. Ford, Ms. Bernard and Mr. McCarthy. No member of the Compensation Committee is now or has at any time been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
Based solely on a review of Forms 3, Forms 4, Forms 5 and any amendments thereto, all executive officers, directors and holders of more than 10% of the Company’s Common Stock reported all transactions in the Company’s Common Stock during fiscal year 2008 in timely filings with the Securities and Exchange Commission (SEC) as required under Section 16(a) of the Securities and Exchange Act of 1934.
Shareholder Proposals for Inclusion in Next Year’s Proxy Statement
Shareholder proposals submitted for inclusion in the proxy materials for the Company’s next annual meeting of shareholders must be received by the Company no later than August 28, 2009, at the Company’s principal executive offices. Under SEC rules, shareholders who intend to present a proposal for the next annual meeting of shareholders without inclusion of such proposal in the Company’s proxy materials should provide notice of such proposal to the Company no later than November 11, 2009, at the Company’s principal executive offices. All notices and shareholder proposals should be sent to: Telular Corporation, Attention: Secretary, 311 South Wacker Drive, Suite 4300, Chicago, Illinois 60606.
Independent Public Accountants
Ernst & Young LLP (E&Y) has audited the Company’s financial statements since December 1992. The Company has not yet signed an agreement for auditing services for fiscal year 2009.

Audit and Non-Audit Fees
The following table presents fees for professional audit services agreed to by the Audit Committee and performed by E&Y for the audit of the Company’s annual consolidated financial statements for fiscal 2008 and 2007 and for the review of the Company’s interim consolidated financial statements for each quarter in fiscal 2008 and 2007 and for all other services performed in fiscal 2008 and 2007:

	Year Ended September 30,
	2008	2007

Audit Fees (1)	$328,000	$377,700
Audit -Related Fees (2)	17,000	—
Tax Fees	28,750	—

Total	$373,750	$377,700

(1)	Audit fees in both 2008 and 2007 included quarterly reviews of the Company’s financial statements.

(2)	Audit-related fees include fees for extra work performed by the auditors on certain areas, such as discontinued operations, stock modifications, and adoption of FIN 48
The Audit Committee’s current practice on pre-approval of services performed by the independent registered public accountants is to approve annually all audit services and, on a case-by-case basis, recurring permissible non-audit services to be provided by the independent registered public accountants during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the independent registered public accountants’ independence. For fiscal 2008 and 2007, the audit fees have been approved by the Audit Committee.
Other Matters
The Company has received a notice from Jeffrey Jacobowitz on behalf of Simcoe Partners L.P. (“Simcoe”) that Simcoe intends to solicit proxies in support of its nomination of Mr. Jacobowitz and Timothy J. Bernlohr for election to the Board of Directors at the Annual Meeting as a result of the Board’s decision not to nominate Messrs. Jacobowitz and Bernlohr to the Board of Directors.
Simcoe did not provide the Company with a written statement within the time-frame determined under Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, that Simcoe intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to elect its nominees to the board. Accordingly, if this proposal is properly presented at the Annual Meeting, then in accordance with Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the persons named in the proxy will have the discretion to vote on this proposal and will exercise their discretion to vote AGAINST the proposal.
The Board of Directors has not endorsed the stockholder director nominations. As a result, the Company urges stockholders NOT to sign or return any proxy card that you receive from this stockholder.
Except as described in this Proxy Statement, the Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed white proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors
/s/ Joseph A. Beatty
President and Chief Executive Officer
Chicago, Illinois
December 23, 2008

APPENDIX A
INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES
The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of the Company’s directors, nominees, officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be “participants” in the Company’s solicitation of proxies from stockholders in connection with the Annual Meeting.
Directors and Nominees
The principal occupations of the Company’s directors and nominees who are considered “participants” in the Company’s solicitation are set forth under the section above titled “Proposal No. 1: Election of Directors” of the Proxy Statement. The name and business address of the organization of employment of the Company’s directors and nominees are as follows:

Name	Business Address
John E. Berndt	311 S. Wacker Dr., Suite 4300, Chicago, Illinois 60606
Lawrence S. Barker	311 S. Wacker Dr., Suite 4300, Chicago, Illinois 60606
Joseph A. Beatty	311 S. Wacker Dr., Suite 4300, Chicago, Illinois 60606
Betsy Bernard	311 S. Wacker Dr., Suite 4300, Chicago, Illinois 60606
Brian J. Clucas	311 S. Wacker Dr., Suite 4300, Chicago, Illinois 60606
Larry J. Ford	311 S. Wacker Dr., Suite 4300, Chicago, Illinois 60606
Brian McCarthy	311 S. Wacker Dr., Suite 4300, Chicago, Illinois 60606
Officers and Employees
The principal occupations of the Company’s executive officers and employees who are considered “participants” in the Company’s solicitation of proxies are set forth below. The principal occupation refers to such person’s position with the Company, and the business address for each person is 311 South Wacker Drive, Suite 4300, Chicago, Illinois 60606.

Name	Principal Occupation
Joseph A. Beatty	President, Chief Executive Officer
Jonathan M. Charak	Senior Vice President, Chief Financial Officer and Secretary
George S. Brody	Senior Vice President
Robert L. Deering	Controller, Treasurer and Chief Accounting Officer
Information Regarding Ownership of the Company’s Securities by Participants
The shares of the Company’s common stock beneficially owned or held of record as of December 8, 2008 by the persons listed above under “Directors and Nominees” and “Officers and Employees,”, are set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Proxy Statement.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth all transactions that may be deemed purchases and sales of shares of the Company’s common stock by the individuals who are considered “participants” between December 8, 2006 and December 8, 2008. Except as described in the Proxy Statement, shares of the Company’s common stock owned of record by each participant are also beneficially owned by such participant. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Number of
		Shares	Transaction
Name	Date	(#)	Type

John E. Berndt	10/31/2007 8/4/2008 9/30/2008	6,024 10,000 3,797	(1) (2) (1)

Larry J. Ford	10/31/2007 9/30/2008	4,016 2,785	(1) (1)

Brian J. Clucas	10/31/2007 12/6/2007 9/30/02008	4,016 (1,900) 2,532	(1) (3) (1)

Lawrence S. Barker	10/31/2007 9/30/2008	2,008 1,519	(1) (1)

Betsy J. Bernard	10/31/2007 9/30/2008 11/10/2008	205 1,266 13,600	(1) (1) (2)

M. Brian McCarthy	10/31/2007 9/30/2008	205 1,266	(1) (1)

Joseph A. Beatty	2/1/2008 2/4/2008 8/4/2008 11/11/2008	17,600 7,400 25,000 50,000	(2) (2) (2) (2)

Jonathan M. Charak	8/4/2008 11/11/2008 11/12/2008	7,500 2,500 5,000	(2) (2) (2)

George S. Brody	2/19/2008 11/24/2008	1,500 25,000	(2) (2)

Robert L. Deering	2/1/2008 8/5/2008 11/13/2008	5,000 8,000 10,000	(2) (2) (2)

(1)	Acquired common stock through the lapsing of time restriction related to Restricted Stock Award.

(2)	Acquired common stock through purchase in the open market.

(3)	Disposed of common stock through sale in the open market.

Miscellaneous Information Regarding Participants
Except as described in this Appendix A or the Proxy Statement, none of the participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, any shares or other securities of the Company, (ii) has purchased or sold any of such securities within the past two years or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the Proxy Statement, none of the participants’ associates beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this Appendix A or the Proxy Statement, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Annual Meeting or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Except as described in the Proxy Statement, none of us, the participants or any of their associates has had or will have a direct or indirect material interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.
Other than as set forth in this Appendix A or the Proxy Statement, none of us, any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or the Company’s affiliates or with respect to any future transactions to which the Company or any of the Company’s affiliates will or may be a party.

APPENDIX B
TELULAR CORPORATION
AUDIT COMMITTEE CHARTER
July 24, 2008
This charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors of Telular Corporation (the “Company”).
Composition, Organization and Compensation
The Committee shall be composed of not less than three Directors, each of whom (i) meet the independence and experience requirements of The NASDAQ National Market (“NASDAQ”), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”), (ii) shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (iii) have no relationship that would interfere with the exercise of his or her independent judgment. If a Committee member ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Committee may continue until the earlier of the Company’s next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to qualify as independent.
Each of the Committee members shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, at the time of his or her appointment to the Committee. At least one member of the Committee shall be an “audit committee financial expert” (as defined by applicable NASDAQ and SEC rules and regulations).
The Board of Directors has sole authority to appoint and remove members of the Committee. The Board may remove members of the Audit Committee from such committee at any time, with or without cause. Each member of the Committee shall serve a one-year term or shall serve until such member’s successor shall be duly elected and qualified.
The Board of Directors has authority to select a Chairman of the Committee. If the Board does not select a Chair of the Committee, the Committee shall elect a Chair by majority vote. The Chair of the Committee may be the incumbent Chairman or another member of the committee and must be independent as defined by NASDAQ rules.
The compensation of Committee members shall be as determined by the Board of Directors. No member of the Committee may receive compensation from the Company (other than fees paid for Board or Board committee service) if such additional compensation would exceed the threshold amounts established in Exchange Act Rule 10A-3(b)(1) and Rule 4200(a) of the NASDAQ listing standards with regard to director independence.
Purpose
The purpose of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to oversee:
•	the integrity of the Company’s disclosure controls, its financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•
the independence and performance of the Company’s independent auditor (the “Independent Auditor”), which shall be a registered public accounting firm as defined in the Sarbanes-Oxley Act of 2002 (the “SOX Act”);

•	compliance with ethics policies adopted by management and the Board of Directors; and

•	the maintenance of open channels of communication among the Independent Auditor, management and the Board of Directors.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention appropriate to fulfilling its responsibilities and has full access to the Independent Auditor as well as all books, records, facilities, and personnel of the Company and the authority to retain, at the expense of the Company, special legal, accounting or other advisors it deems necessary or appropriate to carry out its responsibilities.
Responsibilities and Processes
The primary responsibility of the Committee is to oversee the Company’s accounting and financial reporting process including the annual audits of the annual financial statements and the review of the quarterly financial statements of the Company on behalf of the Board of Directors and report the results of its activities to the Board of Directors. Management is responsible for preparing the Company’s financial statements, and the Independent Auditor is responsible for auditing the annual financial statements and reviewing the quarterly financial statements.
The following are the principal functions performed by the Committee in carrying out its oversight responsibilities. This description is set forth as a guide, with the understanding that the Committee may supplement the description as appropriate.
Review Procedures
1.
The Committee shall review and reassess the adequacy of this charter periodically, as conditions indicate, but not less than annually, submit any proposed changes that it deems necessary or appropriate to the Board of Directors for its approval and have the charter published at least every three years in accordance with SEC rules and regulations.

2.
The Committee shall review the Company’s annual audited financial statements, the management’s discussion and analysis of financial performance disclosures, and other disclosures that contain financial statement information prior to filing or distribution. Such review shall include discussion with management and the Independent Auditor of significant issues, including changes in accounting principles, reporting standards, regulatory agency pronouncements, practices, judgments and any alternatives that have or may have in the future a significant impact on the consolidated financial statements of the Company.

3.
In consultation with the management and the Independent Auditor, the Committee shall: (a) consider the integrity of the Company’s financial reporting processes and controls; (b) discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures; and (c) review significant findings prepared by the Independent Auditor together with management’s responses.

4.
The Committee shall review with management and the Independent Auditor the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. The Committee shall discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the Independent Auditor in accordance with AICPA SAS 61.

5.
The Committee shall review earnings releases and earnings guidance issued by the Company for the purpose of ensuring that such press releases and guidance properly disclose financial information presented in accordance with generally accepted accounting principles (“GAAP”) and, to the extent pro forma or non-GAAP information is included, adequately disclose how such pro forma or non-GAAP information differs from the comparable GAAP information and that such pro forma or non-GAAP information is not given undue prominence, and to ensure that such press releases and guidance do not otherwise provide misleading presentations of the Company’s results of operations or financial condition.

6.	The Committee shall review with management and the Independent Auditor all significant litigation.

7.
The Committee shall provide sufficient opportunity for the Independent Auditor to meet privately with the members of the Committee and otherwise shall, from time to time as it deems appropriate, meet separately with management and the Independent Auditor as necessary to assure a smooth functioning of the annual audit and otherwise to fulfill it responsibilities.

8.
On at least an annual basis, the Committee shall review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

9.	The Committee shall consider the effectiveness of the Company’s internal control system, including information technology security and control.

10.
The Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls and the Company’s disclosure controls and procedures. The Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the SOX Act (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

11.	The Committee shall establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

12.
The Committee shall review all related-party transactions, defined by reference to transactions required to be disclosed under Item 404 of Regulation S-K on an ongoing basis and approve such transactions as appropriate.

13.	The Committee shall annually prepare a report to shareholders as required by the SEC. The report shall be included in the Company’s annual proxy statement.

14.	The Committee shall perform any other activities consistent with this charter, the Company’s by-laws, and governing law, as the Committee or the Board or Directors deems necessary or appropriate.

15.
The Committee shall engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Committee and to cause the Company to pay all other expenses incurred by the Committee in carrying out its duties.

16.
The Committee shall conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

17.	The Committee is empowered to investigate any other matters brought to the Committee’s attention within the scope of its responsibilities.

18.	The Committee shall perform such other duties as may be delegated from time to time by the Board of Directors.
Independent Auditor
19.
The Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the Independent Auditor. The Committee may, in its discretion, seek shareholder ratification of the Independent Auditor it appoints.

20.
The Committee shall require the Independent Auditor to report directly to the Committee, and the Committee shall have the sole and direct responsibility for overseeing the Independent Auditor, including resolution of any disagreements between Company management and the Independent Auditor regarding financial reporting. In connection with its oversight role, the Committee shall, from time to time as appropriate, obtain and review the reports required to be made by the Independent Auditor pursuant to paragraph (k) of Section 10A of the Exchange Act regarding:

•	critical accounting policies and practices;

•
alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the disclosure and treatment preferred by the Independent Auditor; and

•	other material written communications between the Independent Auditor and Company management.

21.
The Committee shall take, or recommend that the full Board of Directors take, appropriate action to ensure the independence of the independent auditor. This includes ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. It shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

22.
The Committee shall obtain and review a formal written statement from the Independent Auditor setting forth all relationships between the Independent Auditor and the Company, including disclosures required by Independence Standards Board Standard No. 1. The Committee shall actively engage in dialogue with the Independent Auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditors.

23.
The Committee shall be solely and directly responsible for setting the compensation of the Independent Auditor. The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the Independent Auditor established by the Committee.

24.
The Committee shall pre-approve all audit services, which may entail providing comfort letters in connection with securities underwritings, and all non-audit services (other than de minimis non-audit services as defined by the SOX Act (and the applicable rules thereunder)) to be provided to the Company by the Independent Auditors. The Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Committee of any non-audit services to be performed by the Independent Auditor.

25.
The Committee will review and evaluate the lead partner of the independent auditor team and shall establish hiring policies for partners and employees or former partners and employees of the Independent Auditor that satisfy all applicable laws and regulatory requirements.

26.
The Committee annually, in advance of the annual audit of the Company’s financial statements, shall review with the Independent Auditor the audit plan, including without limitation the adequacy of staffing and the compensation arrangements. Following completion of the annual audit, and prior to releasing the year-end earnings, the Committee shall meet with the Independent Auditor to review the results of the audit. The Committee shall also discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

27.	The Committee shall consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

28.
The Committee shall obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues.

Meetings and Minutes
The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this charter. The Committee shall hold at least four meetings per year either in person, by video conference or by telephone.
The Committee shall meet privately in executive session at least annually with management, the Independent Auditor, and as a Committee to discuss any matters that the Committee, management or the Independent Auditor believes should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the Independent Auditor quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

Special meetings of the Committee may be called by any member of the Committee, with notice of any such special meeting to be given in accordance with the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board of Directors and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee. If approved by the Board of Directors, the Committee may delegate any of its responsibilities under this Charter to a subcommittee composed solely of members of the Committee.
The Committee also may act by unanimous written consent in accordance with the terms of the Company’s Bylaws.
Minutes of each Committee meeting and records of all other Committee actions shall be prepared by a secretary of the meeting designated by the Committee, and shall be retained with the permanent records of the Company.
Periodically, a report on the Committee’s activities shall be provided to the Board of Directors by the Chairman of the Committee (or, in the Chairman’s absence, by another member of the Committee).

APPENDIX C
TELULAR CORPORATION
COMPENSATION COMMITTEE CHARTER
OCTOBER 2008
Purpose
The purpose of the Compensation Committee established pursuant to this charter is to assume oversight responsibility for the executive compensation policies and strategies of Telular Corporation and its subsidiaries (the “Company”) and to review and approve, and where appropriate, to make recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation, and all bonus and stock compensation to all employees.
The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.
Statement of Philosophy
The philosophy of the Compensation Committee is to provide compensation to the Company’s officers and directors in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide incentives for such persons to perform to the best of their abilities for the Company, and to promote the success of the Company’s business.
Composition and Organization
The Compensation Committee shall consist of a minimum of three (3) non-employee directors of the Company as recommended by the Nominating and Governance Committee and approved by the Board of Directors. The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors. The members of the Compensation Committee shall meet (i) the independence requirements of the listing standards of the NASDAQ Stock Market, (ii) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code, as amended. The members of the Compensation Committee may invite the Chief Executive Officer (the “CEO”), the Director of Administration and any other person to attend meetings as appropriate.
Responsibilities
The responsibilities of the Compensation Committee include:
•
Providing guidance with respect to general compensation goals and philosophies for the Company’s employees at all levels, including general performance and measurement guidelines for the determination of bonuses and other forms of incentive compensation;

•
Reviewing and making recommendations to the Board of Directors with respect to the compensation of the CEO, including relevant corporate goals and objectives, following (i) a performance evaluation of the CEO by the Chairman of the Board and (ii) directional guidance from the members of the Board on the different elements of CEO compensation based on such evaluation;

•
Reviewing and approving the compensation, including compensation criteria and incentives, and other benefits and incentive arrangements of the executives of the Company, including employment and severance agreements, as recommended by the CEO;

•	Reviewing and making recommendations from time to time to the Board of Directors regarding equity and cash compensation incentives for the outside directors on the Board of Directors;

•
Acting as administrator of the Company’s equity incentive plans. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors (i) grant equity compensation to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 in compliance with Rule 16b-3 promulgated thereunder, and in accordance with procedures and guidelines as may be established by the Board of Directors, and (ii) amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder;

•
Retaining, as the members of the Compensation Committee consider appropriate or necessary, outside consulting, legal or other advisors to advise or assist the Compensation Committee in the execution of their responsibilities;

•
Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

•
Discussing with management the Compensation Discussion and Analysis that will be included in the Company’s annual proxy statement and approving a report of the Compensation Committee for inclusion in the annual proxy statement that complies with the applicable rules and regulations of the Securities and Exchange Commission.

Meetings and Minutes
It is anticipated that the Compensation Committee will meet at least four (4) times each year. However, the Compensation Committee may establish its own schedule based on activities necessary to accomplish its duties as outlined herein. The Compensation Committee will maintain written minutes of its meetings, which will be filed by the corporate secretary with the official records of the Board of Directors. The Compensation Committee shall annually review its own performance. The Compensation Committee will report to the Board of Directors of the Company regarding recommendations of the Compensation Committee.

APPENDIX D
TELULAR CORPORATION
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
Purpose
The Nominating and Governance Committee (the “Committee”) is appointed by and is intended to assist the Board of Directors of Telular Corporation (the “Company”) in fulfilling its oversight responsibilities under the NASDAQ listing standards and Delaware law. The Committee shall have the responsibility to (i) identify individuals qualified to serve on the Board of Directors, consistent with criteria approved by the Board of Directors, (ii) select, or recommend that the Board of Directors select, a slate of director nominees for election by the stockholders of the Company at the annual meeting of the stockholders of the Company, in accordance with the Company’s Articles of Incorporation and Bylaws and with Delaware law, (iii) develop, update as necessary, and recommend to the Board of Directors corporate governance principles and policies, and (iv) monitor compliance with such principles and policies.
Composition of the Committee
The Nominating and Governance Committee shall consist of a minimum of three (3) non-employee Directors of the Company as recommended by this Committee and approved by the Board of Directors. All of the members of the Committee shall be independent directors who meet the requirements of the NASDAQ listing standards and appointed by the Board of Directors on the recommendation of the then current Committee. The Chairman of the Committee shall be designated by the Board of Directors. In the absence of the Chairman, the members of the Committee may designate a chairman by majority vote. The Board of Directors may, at any time, remove one or more directors as members of the Committee and may fill any vacancy on the Committee. The Committee may form and delegate authority to subcommittees when appropriate.
Authority and Responsibilities
Nominating Function
The Committee shall periodically review with the Board of Directors the appropriate skills and characteristics required of Board of Directors members. The Committee is responsible for developing and implementing the screening process necessary to identify qualified candidates. As a part of its screening process, the Committee shall:
•
evaluate a candidate’s independence from the Company’s management and other principal service providers and the effect of any relationships that might impair independence, e.g., business, financial or family relationships with the Company’s management or other service providers; and

•
consider candidates proposed by the chief executive officer, by any director or by any stockholder, in accordance with procedures established by the Committee. The Committee may determine the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on the Board of Directors. The Committee has the sole authority over the retention of a search firm or consultant.

Governance Function
On a periodic basis, the Committee shall review and recommend, as appropriate, new or revised corporate policies that are applicable to the Company’s directors, officers and employees. This includes at least an annual reassessment of the adequacy of the charter of the Nominating and Governance Committee. The Committee shall also periodically monitor the compliance with and effectiveness of existing policies which will address the activities and functions associated with standing committees of the Board. Policies and procedures that are subject to the governance function of this Committee include, but are not limited to, the following:
•	Code of Conduct

•	Stock Trading Policy

•	Stock Ownership Policy

•	Whistle Blower Policy

The Committee shall have the responsibility to review and report to the Board with respect to:
•	An annual evaluation of the Board’s performance

•	The Director and Officer insurance program

•	The optimum size of the Board

•	Board tenure guidelines

•	Conflicts of interests with Directors and Officers

•	Recommendations for Board committee assignments

•
Mandatory retirement age for Directors (currently, Directors shall not serve a term that extends beyond the annual meeting following a Director’s 70th birthday, unless a 1 (one) year extension is approved by the Board)

Other Activities
The Committee shall perform any other activities consistent with this Charter, the Company’s Articles of Incorporation and Bylaws and governing law as the Committee or the Board of Directors deems necessary or appropriate. To these ends, the Committee shall have and may exercise all powers and authority of the Board of Directors to the extent permitted under the Delaware General Corporation Law.
Committee Meetings
The Committee shall meet at least two times per year and one such meeting shall be held at a time when the Committee can recommend a slate of nominees to the Board of Directors in connection with the annual meeting of stockholders. Other meetings may be held at the discretion of the Chairman of the Committee. The Committee shall annually review its own performance. Minutes of each of these meetings shall be kept. The Committee shall determine the agenda for its meetings. The Committee may invite other Board of Directors members, members of management and others to attend meetings and provide pertinent information and reports, as it deems necessary.

MATERIALS ELECTION As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
TELULAR CORPORATION
311 SOUTH WACKER DR., SUITE 4300
CHICAGO, ILLINOIS 60606-6622 Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) 05) Betsy J. Bernard 06) Brian J. Clucas 02) Larry J. Ford 01) John E. Berndt
TELCP1
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
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Withhold All For All Except TELULAR CORPORATION For All The Board of Directors recommends: A vote “FOR” election of the following nominees. Vote On Directors
1.Election of Directors Nominees: 0 0 0 03) Lawrence S. Barker 07) M. Brian McCarthy
04) Joseph A. Beatty
0 Date Date

The undersigned hereby constitutes and appoints Joseph A. Beatty, with full power of substitution, for and on behalf of the undersigned to vote as a proxy, a director and permitted herein, at the Annual Meeting of Shareholders of the Company to be held at the Renaissance Waverly Hotel located at 2450 Galleria Parkway, Atlanta, Georgia 30339 on Tuesday, February 3, 2009 at 8:30 a.m. and at any adjourned thereof, upon matters set forth in the Proxy Statement and, in his judgment and discretion, upon such other business as may properly come before the meeting
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY Proxy for the Annual Meeting of Shareholders to be held on February 3, 2009 PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.
TELCP2 Telular Corporation Proxy Statement 2008